                                                                 Exhibit (e)(4)

                                SERVICE REQUEST

                                   PLATINUM

                               -----------------

                            Investor(R) Survivor II

                               -----------------

                             AMERICAN GENERAL LIFE

PLATINUM INVESTOR SURVIVOR II--FIXED OPTION

   .   Division 18 - AGL Declared Fixed Interest Account

PLATINUM INVESTOR SURVIVOR II--VARIABLE DIVISIONS

AIM Variable Insurance Funds

   .   Division 190 - AIM V.I. Core Equity

   .   Division 130 - AIM V.I. International Growth

The Alger American Fund

   .   Division 186 - Alger American Leveraged AllCap

   .   Division 185 - Alger American MidCap Growth

American Century Variable Portfolios, Inc.

   .   Division 153 - VP Value

Credit Suisse Trust

   .   Division 173 - Small Cap Core I

Dreyfus Investment Portfolios

   .   Division 155 - MidCap Stock

Dreyfus Variable Investment Fund

   .   Division 140 - Developing Leaders

   .   Division 139 - Quality Bond

Fidelity Variable Insurance Products

   .   Division 159 - VIP Asset Manager

   .   Division 158 - VIP Contrafund

   .   Division 156 - VIP Equity-Income

   .   Division 191 - VIP Freedom 2020

   .   Division 192 - VIP Freedom 2025

   .   Division 193 - VIP Freedom 2030

   .   Division 157 - VIP Growth

   .   Division 180 - VIP Mid Cap

Franklin Templeton Variable Insurance Products Trust

   .   Division 181 - VIP Franklin Small Cap Value Securities

   .   Division 174 - VIP Franklin U.S. Government

   .   Division 175 - VIP Mutual Shares Securities

   .   Division 176 - VIP Templeton Foreign Securities

Goldman Sachs Variable Insurance Trust

   .   Division 187 - Goldman Sachs Capital Growth

Janus Aspen Series

   .   Division 160 - International Growth

   .   Division 162 - Mid Cap Growth

   .   Division 161 - Worldwide Growth

J.P. Morgan Series Trust II

   .   Division 184 - JPMorgan Mid Cap Value

   .   Division 163 - JPMorgan Small Company

MFS Variable Insurance Trust

   .   Division 165 - MFS VIT Core Equity

   .   Division 141 - MFS VIT Emerging Growth

   .   Division 166 - MFS VIT New Discovery

   .   Division 164 - MFS VIT Research

Neuberger Berman Advisers Management Trust

   .   Division 167 - AMT Mid-Cap Growth

Oppenheimer Variable Account Funds

   .   Division 182 - Oppenheimer Balanced

   .   Division 183 - Oppenheimer Global Securities

PIMCO Variable Insurance Trust

   .   Division 195 - PIMCO VIT CommodityRealReturn Strategy

   .   Division 169 - PIMCO VIT Real Return

   .   Division 168 - PIMCO VIT Short-Term

   .   Division 170 - PIMCO VIT Total Return

Pioneer Variable Contracts Trust

   .   Division 188 - Pioneer Fund VCT

   .   Division 189 - Pioneer Growth Opportunities VCT

   .   Division 194 - Pioneer Mid Cap Value VCT

Putnam Variable Trust

   .   Division 144 - Putnam VT Diversified Income

   .   Division 145 - Putnam VT Growth and Income

   .   Division 146 - Putnam VT Int'l Growth and Income

SunAmerica Series Trust

   .   Division 179 - ST Aggressive Growth

   .   Division 178 - ST Balanced

The Universal Institutional Funds, Inc.

   .   Division 142 - Equity Growth

   .   Division 143 - High Yield

VALIC Company I

   .   Division 132 - International Equities

   .   Division 133 - Mid Cap Index

   .   Division 134 - Money Market I

   .   Division 136 - Nasdaq-100 Index

   .   Division 137 - Science & Technology

   .   Division 138 - Small Cap Index

   .   Division 135 - Stock Index

Van Kampen Life Investment Trust

   .   Division 177 - LIT Growth and Income

Vanguard Variable Insurance Fund

   .   Division 171 - VIF High Yield Bond

   .   Division 172 - VIF REIT Index

AGLC0463 Rev1204                                                   Rev1007

[LOGO OF AIG(R) AMERICAN GENERAL]                    Variable Universal Life
                                                   Insurance Service Request

                                                                                  Complete and return this request to:
                                                                                    Variable Universal Life Operations
                                                                                 PO Box 4880 . Houston, TX. 77210-4880
American General Life Insurance Company ("AGL")              (800) 340-2765 or Hearing Impaired (TDD) (888) 436-5258 .
A member company of American International Group, Inc.                                             Fax: (713) 620-6653

[_] POLICY                1.  POLICY #: _______________________ CONTINGENT INSURED: ________________
    IDENTIFICATION
                                                                CONTINGENT INSURED: ________________
COMPLETE THIS SECTION FOR
ALL REQUESTS.                 Address: _____________________________________ New Address (yes) (no)

                              Primary Owner (If other than an insured): _____________________________

                              Address: _______________________________________ New Address (yes) (no)

                              Primary Owner's S.S. No. or Tax I.D. No. __________
                              Phone Number: (    )_____-_____

                              Joint Owner (If applicable): ___________________________________

                              Address: ______________________________________ New Address (yes) (no)


[_] NAME CHANGE           2.  Change Name Of: (Circle One)        Contingent Insured  Owner  Payor  Beneficiary

Complete this section if      Change Name From: (First, Middle, Last)   Change Name To: (First, Middle, Last)
the name of one of the
Contingent Insured,
Owner, Payor or
Beneficiary has changed.
(Please note, this does
not change the
Contingent Insureds,          ____________________________________      ____________________________________
Owner, Payor or               Reason for Change: (Circle One) Marriage Divorce Correction Other (Attach copy
Beneficiary designation).     of legal proof)

[_] CHANGE IN        3.  INVESTMENT DIVISION                                  PREM%    DED%
    ALLOCATION           (18) AGL Declared Fixed Interest Account           ______  ______
    PERCENTAGES          AIM Variable Insurance Funds
                         (190) AIM V.I. Core Equity*                        ______  ______
Use this section to      (130) AIM V.I. International Growth                ______  ______
indicate how             The Alger American Fund
premiums or monthly      (186) Alger American Leveraged AllCap              ______  ______
deductions are to        (185) Alger American MidCap Growth                 ______  ______
be allocated. Total      American Century Variable Portfolios, Inc.
allocation in each       (153) VP Value                                     ______  ______
column must equal        Credit Suisse Trust
100%; whole numbers      (173) Small Cap Core I                             ______  ______
only.                    Dreyfus Investment Portfolios
                         (155) MidCap Stock*                                ______  ______
* These investment       Dreyfus Variable Investment Fund
options are              (140) Developing Leaders*                          ______  ______
available only for       (139) Quality Bond*                                ______  ______
owners whose             Fidelity Variable Insurance Products
policies were            (159) VIP Asset Manager                            ______  ______
effective before         (158) VIP Contrafund                               ______  ______
5/1/06.                  (156) VIP Equity-Income                            ______  ______
                         (191) VIP Freedom 2020                             ______  ______
** These investment      (192) VIP Freedom 2025                             ______  ______
options are              (193) VIP Freedom 2030                             ______  ______
available only for       (157) VIP Growth                                   ______  ______
owners who had           (180) VIP Mid Cap                                  ______  ______
Accumulation Value       Franklin Templeton Variable Insurance Products
invested in such         Trust
fund or portfolio        (181) VIP Franklin Small Cap Value Securities      ______  ______
on 12/10/04.             (174) VIP Franklin U.S. Government                 ______  ______
                         (175) VIP Mutual Shares Securities                 ______  ______
*** These                (176) VIP Templeton Foreign Securities             ______  ______
investment options       Goldman Sachs Variable Insurance Trust
are not available        (187) Goldman Sachs Capital Growth***                  NA  ______
for any purpose          Janus Aspen Series
except to transfer       (160) International Growth                         ______  ______
Accumulation Value       (162) Mid Cap Growth                               ______  ______
to other investment      (161) Worldwide Growth*                            ______  ______
options.                 J.P. Morgan Series Trust II
                         (184) JPMorgan Mid Cap Value***                        NA  ______
                         (163) JPMorgan Small Company                       ______  ______
                         MFS Variable Insurance Trust
                         (165) MFS VIT Core Equity*                         ______  ______
                         (141) MFS VIT Emerging Growth*                     ______  ______
                         (166) MFS VIT New Discovery                        ______  ______
                         (164) MFS VIT Research                             ______  ______
                         Neuberger Berman Advisers Management Trust
                         (167) AMT Mid-Cap Growth                           ______  ______
                         Oppenheimer Variable Account Funds
                         (182) Oppenheimer Balanced                         ______  ______
                         (183) Oppenheimer Global Securities                ______  ______
                         PIMCO Variable Insurance Trust
                         (195) PIMCO VIT
                               CommodityRealReturn Strategy                 ______  ______
                         (169) PIMCO VIT Real Return                        ______  ______
                         (168) PIMCO VIT Short-Term                         ______  ______
                         (170) PIMCO VIT Total Return                       ______  ______
                         Pioneer Variable Contracts Trust
                         (188) Pioneer Fund VCT**                           ______  ______
                         (189) Pioneer Growth Opportunities VCT**           ______  ______
                         (194) Pioneer Mid Cap Value VCT                    ______  ______
                         Putnam Variable Trust
                         (144) Putnam VT Diversified Income                 ______  ______
                         (145) Putnam VT Growth and Income*                 ______  ______
                         (146) Putnam VT Int'l Growth and Income            ______  ______
                         SunAmerica Series Trust
                         (179) ST Aggressive Growth                         ______  ______
                         (178) ST Balanced                                  ______  ______
                         The Universal Institutional Funds, Inc.
                         (142) Equity Growth*                               ______  ______
                         (143) High Yield*                                  ______  ______
                         VALIC Company I
                         (132) International Equities                       ______  ______
                         (133) Mid Cap Index                                ______  ______
                         (134) Money Market I                               ______  ______
                         (136) Nasdaq-100 Index                             ______  ______
                         (137) Science & Technology                         ______  ______
                         (138) Small Cap Index                              ______  ______
                         (135) Stock Index                                  ______  ______
                         Van Kampen Life Investment Trust
                         (177) LIT Growth and Income                        ______  ______
                         Vanguard Variable Insurance Fund
                         (171) VIF High Yield Bond                          ______  ______
                         (172) VIF REIT Index                               ______  ______
                         Other: ___________________________                 ______  ______
                                                                               100%    100%

AGLC0463 Rev1204             Page 2 of 5                           Rev1007

[_] MODE OF              4.  Indicate frequency and premium amount desired: $______ Annual
    PREMIUM                  $______ Semi-Annual $______ Quarterly
    PAYMENT/
    BILLING
    METHOD
    CHANGE

Use this section to                             $______ Monthly (Bank Draft Only)
change the billing
frequency and/or             Indicate billing method desired: ______ Direct Bill _____
method of premium            Pre-Authorized Bank Draft (attach a Bank Draft Authorization
payment. Note,               Form and "Void" Check)
however, that AGL will
not bill you on a direct     Start Date: ____/____/____
monthly basis. Refer to
your policy and its
related prospectus for
further information
concerning minimum
premiums and billing
options.

[_] LOST POLICY          5.  I/we hereby certify that the policy of insurance for the listed
    CERTIFICATE              policy has been ____ LOST ____ DESTROYED ____ OTHER.

Complete this section if     Unless I/we have directed cancellation of the policy, I/we
applying for a               request that a:
Certificate of Insurance
or duplicate policy to          _____ Certificate of Insurance at no charge
replace a lost or
misplaced policy. If a          _____ Full duplicate policy at a charge of $25
full duplicate policy is
being requested, a check     be issued to me/us. If the original policy is located, I/we will
or money order for $25       return the Certificate or duplicate policy to AGL for
payable to AGL must be       cancellation.
submitted with this
request.

[_] DOLLAR COST          6.  Day of the month for transfers ____________ (Chose a day of the
    AVERAGING (DCA)          month between 1-28)
    ($5,000 MINIMUM          Frequency of transfers: ____ Monthly ____ Quarterly ____
    BEGINNING                Semi-Annually ____ Annually
    ACCUMULATION             DCA to be made from the following investment option:
    VALUE)
                             Transfer: $___________________________ ($100 minimum, whole dollars only)

An amount can be        AIM Variable Insurance Funds
systematically          (190) AIM V.I. Core Equity*                        $____________
transferred from any    (130) AIM V.I. International Growth                $____________
one investment option   The Alger American Fund
and directed to one or  (186) Alger American Leveraged AllCap              $____________
more of the investment  (185) Alger American MidCap Growth                 $____________
options below. The AGL  American Century Variable Portfolios
Declared Fixed          (153) VP Value                                     $____________
Interest Account is     Credit Suisse Trust
not available for DCA.  (173) Small Cap Core I                             $____________
Please refer to the     Dreyfus Investment Portfolios
prospectus for more     (155) MidCap Stock*                                $____________
information on the DCA  Dreyfus Variable Investment Fund
option.                 (140) Developing Leaders*                          $____________
                        (139) Quality Bond*                                $____________
NOTE: DCA is not        Fidelity Variable Insurance Products
available if the        (159) VIP Asset Manager                            $____________
Automatic Rebalancing   (158) VIP Contrafund                               $____________
option has been chosen. (156) VIP Equity-Income                            $____________
                        (191) VIP Freedom 2020                             $____________
* These investment      (192) VIP Freedom 2025                             $____________
options are available   (193) VIP Freedom 2030                             $____________
only for owners whose   (157) VIP Growth                                   $____________
policies were           (180) VIP Mid Cap                                  $____________
effective before        Franklin Templeton Variable Insurance Products
5/1/06.                 Trust
                        (181) VIP Franklin Small Cap Value Securities      $____________
** These investment     (174) VIP Franklin U.S. Government                 $____________
options are available   (175) VIP Mutual Shares Securities                 $____________
only for owners who     (176) VIP Templeton Foreign Securities             $____________
had Accumulation Value  Janus Aspen Series
invested in such fund   (160) International Growth                         $____________
or portfolio on         (162) Mid Cap Growth                               $____________
12/10/04.               (161) Worldwide Growth*                            $____________
                        J.P. Morgan Series Trust II
                        (163) JPMorgan Small Company                       $____________
                        MFS Variable Insurance Trust
                        (165) MFS VIT Core Equity*                         $____________
                        (141) MFS VIT Emerging Growth*                     $____________
                        (166) MFS VIT New Discovery                        $____________
                        (164) MFS VIT Research                             $____________
                        Neuberger Berman Advisers Management Trust
                        (167) AMT Mid-Cap Growth                           $____________
                        Oppenheimer Variable Account Funds
                        (182) Oppenheimer Balanced                         $____________
                        (183) Oppenheimer Global Securities                $____________
                        PIMCO Variable Insurance Trust
                        (195) PIMCO VIT
                        CommodityRealReturn Strategy                       $____________
                        (169) PIMCO VIT Real Return                        $____________
                        (168) PIMCO VIT Short-Term                         $____________
                        (170) PIMCO VIT Total Return                       $____________
                        Pioneer Variable Contracts Trust
                        (188) Pioneer Fund VCT**                           $____________
                        (189) Pioneer Growth Opportunities VCT**           $____________
                        (194) Pioneer Mid Cap Value VCT                    $____________
                        Putnam Variable Trust
                        (144) Putnam VT Diversified Income                 $____________
                        (145) Putnam VT Growth and Income*                 $____________
                        (146) Putnam VT Int'l Growth and Income            $____________
                        SunAmerica Series Trust
                        (179) ST Aggressive Growth                         $____________
                        (178) ST Balanced                                  $____________
                        The Universal Institutional Funds, Inc.
                        (142) Equity Growth*                               $____________
                        (143) High Yield*                                  $____________
                        VALIC Company I
                        (132) International Equities                       $____________
                        (133) Mid Cap Index                                $____________
                        (134) Money Market I                               $____________
                        (136) Nasdaq-100 Index                             $____________
                        (137) Science & Technology                         $____________
                        (138) Small Cap Index                              $____________
                        (135) Stock Index                                  $____________
                        Van Kampen Life Investment Trust
                        (177) LIT Growth and Income                        $____________
                        Vanguard Variable Insurance Fund
                        (171) VIF High Yield Bond                          $____________
                        (172) VIF REIT Index                               $____________
                        Other: ___________________________                 $____________
                        ______ INITIAL HERE TO REVOKE DCA ELECTION.

AGLC0463 Rev1204             Page 3 of 5                           Rev1007

[_] AUTOMATIC              7.  Indicate frequency: ______ Quarterly ______ Semi-Annually ______ Annually
    REBALANCING
($5,000 minimum                      (Division Name or Number)             (Division Name or Number)
accumulation value) Use        ______%: ____________________________ ______%: ____________________________
this section to apply for      ______%: ____________________________ ______%: ____________________________
or make changes to             ______%: ____________________________ ______%: ____________________________
Automatic Rebalancing          ______%: ____________________________ ______%: ____________________________
of the variable divisions.     ______%: ____________________________ ______%: ____________________________
Please refer to the            ______%: ____________________________ ______%: ____________________________
prospectus for more            ______%: ____________________________ ______%: ____________________________
information on the             ______%: ____________________________ ______%: ____________________________
Automatic Rebalancing          ______%: ____________________________ ______%: ____________________________
Option.                        ______%: ____________________________ ______%: ____________________________

Note: Automatic                ________ INITIAL HERE TO REVOKE AUTOMATIC REBALANCING ELECTION.
Rebalancing is not .
available if the Dollar
Cost Averaging option
has been chosen.

See investment option
restrictions in Box 3
above

[_]  AUTHORIZATION        8.  I ( or we, if Joint Owners) hereby authorize AGL to act on telephone
     FOR TRANSACTIONS         instructions or e-service instructions, if elected, to transfer values
Complete this section if      among the Variable Divisions and AGL Declared Fixed Interest Account and
you are applying for or       to change allocations for future premium payments and monthly deductions.
revoking current
telephone or e-service
privileges.

                              Initial the designation you prefer:

                              ____Policy Owner(s) only -- If Joint Owners, either one acting independently.

                              ____Policy Owner(s) or Agent/Registered Representative who is appointed to represent AGL and the firm authorized to service my policy.

                              AGL and any persons designated by this authorization will not be responsible for any claim, loss or expense based upon telephone instructions or e-service instructions received and acted on in good faith, including losses due to telephone instructions or e-service communication errors. AGL's liability for erroneous transfers and allocations, unless clearly contrary to instructions received, will be limited to correction of the allocations on a current basis. If an error, objection or other claim arises due to a telephone instruction or
                              e-service instruction, I will notify AGL in writing within five working days from receipt of confirmation of the transaction from AGL. I understand that this authorization is subject to the terms and provisions of my variable universal life insurance policy and its related prospectus.
                              This authorization will remain in effect until my written notice of its revocation is received by AGL in its home office.

                              ______ INITIAL HERE TO REVOKE TELEPHONE PRIVILEGE AUTHORIZATION.
                              ______ INITIAL HERE TO REVOKE E-SERVICE PRIVILEGE AUTHORIZATION.

[_]  CORRECT AGE          9.  Name of Contingent Insured for whom this correction is submitted:
                              ________________________

Use this section to           Correct DOB: __/__/
correct the age of any
person covered under
this policy. Proof of
the correct date of
birth must accompany
this request.

                              (Division Name or Number)      (Division Name or Number)
[_] TRANSFER OF           10.
    ACCUMULATED
    VALUES                    Transfer$______ or ______% from_____________ to ___________
Use this section if you
want to transfer money        Transfer$______ or ______% from_____________ to ___________
between divisions. The
minimum amount for            Transfer$______ or ______% from_____________ to ___________
transfers is $500.00.
Withdrawals from the AGL      Transfer$______ or ______% from_____________ to ___________
Declared Fixed Interest
Account to a Variable         Transfer$______ or ______% from_____________ to ___________
Division may only be
made within the 60 days       Transfer$______ or ______% from_____________ to ___________
after a policy
anniversary. See              Transfer$______ or ______% from_____________ to ___________
transfer limitations
outlined in prospectus.       Transfer$______ or ______% from_____________ to ___________
If a transfer causes the
balance in any division       Transfer$______ or ______% from_____________ to ___________
to drop below $500, AGL
reserves the right to         Transfer$______ or ______% from_____________ to ___________
transfer the remaining
balance. Amounts to be
transferred should be
indicated in dollar or
percentage amounts,
maintaining consistency
throughout.

See investment option
restrictions in Box 3
above.

AGLC0463 Rev1204             Page 4 of 5                           Rev1007

[_] REQUEST FOR        11. ____ I request a partial surrender of $ _______ or ______ % of the net
    PARTIAL SURRENDER/     cash surrender value.
    POLICY LOAN
                           _______ I request a loan in the amount of $______.

Use this section to        _______ I request the maximum loan amount available from my policy.
apply for a partial
surrender from or          Unless you direct otherwise below, proceeds are allocated according to the
policy loan against        deduction allocation percentages in effect, if available; otherwise they
policy values. For         are taken pro-rata from the AGL Declared Fixed Interest Account and
detailed information       Variable Divisions in use.
concerning these two       __________________________________________________
options please refer
to your policy and         __________________________________________________
its related
prospectus. If             __________________________________________________
applying for a
partial surrender, be
sure to complete the
Notice of Withholding
section of this
Service Request in
addition to this
section.

[_] NOTICE OF          12. The taxable portion of the distribution you receive from your variable
    WITHHOLDING            universal life insurance policy is subject to federal income tax withholding unless you elect not to have withholding apply. Withholding of
Complete this section      state income tax may also be required by your state of residence. You may
if you have applied        elect not to have withholding apply by checking the appropriate box below.
for a partial              If you elect not to have withholding apply to your distribution or if you
surrender in               do not have enough income tax withheld, you may be responsible for payment
Section 11.                of estimated tax. You may incur penalties under the estimated tax rules, if your withholding and estimated tax are not sufficient.

                           Check one: [_] I do want income tax withheld from this distribution.

                                      [_] I do not want income tax withheld from this distribution.

                           If no election is made, we are REQUIRED to withhold Federal Income Tax (if applicable).

[_] AFFIRMATION/       13. CERTIFICATION: Under penalties of perjury, I certify: (1) that the number
    SIGNATURE              shown on this form is my correct taxpayer identification number and; (2)
                           that I am not subject to backup withholding under Section 3406(a)(1)(c) of
Complete this section      the Internal Revenue Code. The Internal Revenue Service does not require
for ALL requests.          your consent to any provision of this document other than the certification required to avoid backup withholding.

                         Dated at _____________________ this ______ day of _____, ________
                                  (City, State)
                         X                             X
                         ----------------------------  -----------------------------------
                         SIGNATURE OF OWNER            SIGNATURE OF WITNESS

                         X                             X
                         ----------------------------  -----------------------------------
                         SIGNATURE OF JOINT OWNER      SIGNATURE OF WITNESS

                         X                             X
                         ----------------------------  -----------------------------------
                         SIGNATURE OF ASSIGNEE         SIGNATURE OF WITNESS

AGLC0463 Rev1204             Page 5 of 5                           Rev1007